UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2006

ViaVid Broadcasting, Inc.
(Exact name of registrant as specified in its chapter)

Nevada
(State or other jurisdiction of incorporation)
000-26535	98-0206168
(Commission File Number)	(IRS Employer Identification No.)

11483 Wellington Crescent, Surrey, British Columbia, Canada	V3R 9H1
(Address of principal executive offices)	(Zip Code)

(604) 588-8146
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events

On June 5, 2006, ViaVid Broadcasting, Inc. (the “Company”) issued a press release announcing its intent to voluntarily deregister its common stock under the Securities Exchange Act of 1934, as amended. A copy of the press release is attached as Exhibit99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVID BROADCASTING, INC.

Date: June 6, 2006	By: /s/ Brian Kathler
Brian Kathler
President and Member of the Board of Directors